CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information, included in Post-Effective Amendment Number 15 to the Registration Statement (Form N-1A, No. 33-81800) of Fifth Third Quality Growth VIP Fund of the Variable Insurance Funds.





                                         /s/ERNST & YOUNG LLP



Columbus, Ohio
July 27, 2001